UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38116	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YGYI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On July 31, 2019, Carl Grover (“Grover”) acquired 600,242 shares of common stock, $.001 par value (the “Common Stock”), of Youngevity International, Inc. (the “Company”), upon the partial exercise at $4.60 per share of a July 31, 2014 warrant (the “July 31, 2014 Warrant”) to purchase 782,608 shares of Common Stock held by him. In connection with such exercise, the Company received $2,761,113 from Grover, issued to Grover 50,000 shares of restricted Common Stock as an inducement fee and agreed to extend the expiration date of the July 31, 2014 Warrant held by him to December 15, 2020 with respect to 182,366 shares of Common Stock remaining for exercise thereunder.

The Company also agreed to amend a warrant issued to Brian Frank on September 10, 2014, to purchase 44,107 shares of Common Stock at $4.60 per share and expiring on September 10, 2019, and a warrant issued to Brian Frank on September 10, 2014, to purchase 60,407 shares of Common Stock at $7.00 per share of Common Stock and expiring on September 10, 2019, to extend the expiration date of the warrants to December 15, 2020 for his assistance in connection with the foregoing.

Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the securities of the Company set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Company issued the shares of the Company’s Common Stock to Grover upon exercise of the July 31, 2014 Warrant and as an inducement fee in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration for private placements based in part on the representations made by Grover with respect to his status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Letter Agreement with Carl Grover, dated July 29, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: August 5, 2019	By:	/s/ David Briskie
David Briskie
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement with Carl Grover, dated July 29, 2019.